Exhibit 10.1

WAIVER AND NINTH AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 30, 2018, is by and among Atlas Energy Group, LLC, a Delaware limited liability company (the “Parent”), New Atlas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Atlas Lightfoot, LLC, a Delaware limited liability company (“Atlas Lightfoot”), Titan Energy Management, LLC, a Delaware limited liability company (“Titan Management”), the Lenders party hereto and Riverstone Credit Partners, L.P. (“Riverstone”), as Administrative Agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”).

RECITALS:

A.    The Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 10, 2015 (as amended by that certain Amendment to Credit Agreement, dated as of August 24, 2015, that certain Second Amendment to Credit Agreement, dated as of January 20, 2016, that certain Third Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of March 30, 2016, that certain Fourth Amendment to Credit Agreement, dated October 6, 2016 and Extension Letter, dated September 29, 2017, that certain Fifth Amendment to Credit Agreement, dated December 28, 2017, that certain Sixth Amendment to Credit Agreement, dated January 31, 2018, that certain Seventh Amendment to Credit Agreement, dated March 15, 2018, that certain Eighth Amendment, dated April 26, 2018, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Original Credit Agreement” and as further amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B.    The Borrower has requested that the Administrative Agent and Majority Lenders, and the Administrative Agent and the Lenders party hereto (pursuant to the terms hereof) have agreed to, amend the Original Credit Agreement as set forth herein.

C.    The Borrower failed to comply with certain provisions of the Original Agreement as more fully described below and has requested that the Lenders and the Administrative Agent waive the Specified Defaults (as defined below).

D.    The Lenders signatory hereto and the Administrative Agent are willing to consent to such waiver and amendment of the Original Credit Agreement, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective as of the Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.    Limited Waiver.

(a)    The Borrower failed to timely deliver the certificates, reports and other deliverables required by Sections 8.01(c), (d), (e), (h) and (n) of the Credit Agreement with respect to the fiscal year ended December 31, 2017, and the fiscal quarters ended June 30, 2017, September 30, 2017, and March 31, 2018, as applicable (the “Specified Defaults”).

(b)    In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to and upon the terms and conditions set forth herein, the Administrative Agent and each of the Lenders hereby waive the Specified Defaults and any Defaults and Event of Default arising therefrom. Nothing contained in this Section 2 shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Administrative Agent or the Lenders to any future consent to or waiver of, any other action or inaction on the part of the Borrower or any other Loan Party that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Loan Parties under the Credit Agreement and the other Loan Documents. Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers or consents with respect to any provision of the Credit Agreement or any other Loan Document. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 12.02 of the Credit Agreement.

SECTION 3.    Amendment of Original Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the terms and conditions contained herein, the parties hereto agree as follows:

(a)    The definition of “Maturity Date” shall be amended by replacing the reference to “June 30, 2018” therein with “September 30, 2018.”

SECTION 4.    Condition to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the following conditions are satisfied:

(a)    the Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, the Parent, the Administrative Agent, AEG and the Majority Lenders;

(b)    the Administrative Agent shall have received a certificate of an authorized officer of each Loan Party dated as of the Effective Date certifying to the effect that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended, such resolutions are in full force and effect and there are no plans to modify rescind or amend such resolutions; and

(c)    the Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses due to the Administrative Agent and the Lenders and required to be paid on the Effective Date (including, to the extent invoiced prior to the Effective Date, the reasonable and documented fees and expenses of Latham & Watkins, LLP, counsel to the Administrative Agent);

For the avoidance of doubt, the breach of any clause in this Section 4 shall become an immediate Event of Default.

SECTION 5.    Miscellaneous.

(a)    Further Assurances. Each of the Parent and the Borrower shall, and each shall cause each other Loan Party to, at its expense, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the

Parent, the Borrower or any other Loan Party, as the case may be, in this Amendment or to further evidence, or to correct any omissions in this Amendment or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens required pursuant to this Amendment or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the reasonable discretion of the Administrative Agent, in connection therewith.

(b)    Confirmation. The provisions of the Loan Documents, as waived or otherwise modified hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, without any other waiver, amendment or modification thereof.

(c)    Ratification and Affirmation. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, and its obligations thereunder. Each of the Borrower and the Parent hereby (i) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby and (ii) represents and warrants to the Lenders that immediately after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

(d)    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and the Parent or any of their officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(e)    Miscellaneous. This Amendment (i) shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement), (ii) may be modified or amended only in accordance with the Credit Agreement and (iii) may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)    GOVERNING LAW. THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW ATLAS HOLDINGS, LLC, as Borrower
ATLAS ENERGY GROUP, LLC, as Parent

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer and Authorized Signatory

TITAN ENERGY MANAGEMENT, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer and Authorized Signatory

ATLAS LIGHTFOOT, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer and Authorized Signatory

[Signature Page to Waiver and Ninth Amendment to Credit Agreement]

RIVERSTONE CREDIT PARTNERS, L.P.,
as Administrative Agent and as Lender

By: RCP F1 GP, L.P., its general partner

By: RCP F1 GP, L.L.C., its general partner

By:	/s/ Christopher A. Abbate
Name: Christopher A. Abbate
Title: Managing Director

[Signature Page to Waiver and Ninth Amendment to Credit Agreement]

AEG ASSET MANAGEMENT, LLC, as a Lender

By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer

[Signature Page to Waiver and Ninth Amendment to Credit Agreement]

THE LEON AND TOBY COOPERMAN FAMILY FOUNDATION,
as a Lender

By:
Name:	Leon Cooperman
Title:	Trustee

[Signature Page to Waiver and Ninth Amendment to Credit Agreement]